                                                                Exhibit 10(a)(3)

                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT


     AMENDMENT NO. 2, dated as of February 4, 2003 (this "Amendment"), to the Credit Agreement dated as of November 8, 2002 (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among EDO CORPORATION, a New York corporation ("EDO"), AIL SYSTEMS INC., a Delaware corporation ("AIL"), jointly and severally, (EDO and AIL, each a "Company" and collectively the "Companies"), CITIBANK, N.A., as Administrative Agent and as a Lender, FLEET NATIONAL BANK, as Syndication Agent and as a Lender, WACHOVIA BANK, N.A., as Documentation Agent and as a Lender, and the other Lenders party thereto.

     WHEREAS, the Companies, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend a certain provision of the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.       Amendment.
         ---------

     (a) Section 7.12(a) of the Credit Agreement is hereby amended and restated in its entirety to be and read as follows:

              (a) Consolidated Tangible Net Worth plus Subordinated Debt. Permit Consolidated Tangible Net Worth plus Consolidated Subordinated Debt at the last day of any fiscal quarter to be less than the amount set forth below opposite the applicable period in which the fiscal quarter occurs.

         Period                                           Amount
         ------                                           ------

         Closing Date through December 30, 2002           $200,000,000

         December 31, 2002 through December 30, 2003      $175,000,000

         December 31, 2003 through December 30, 2004      $200,000,000

         December 31, 2004 and thereafter                 $225,000,000

2.       Miscellaneous.
         -------------

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby, or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Companies, jointly and severally, hereby represent and warrant that (a) after giving effect to this Amendment, each of the representations and warranties of the Companies set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

This Amendment shall constitute a Loan Document.

THIS AMENDMENT SHALL GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.







                      [the next page is the signature page]

     IN WITNESS WHEREOF, the Companies and the Administrative Agent, as authorized on behalf of the Required Lenders, have signed and delivered this Amendment as of the date first written above.


                                         EDO CORPORATION


                                         By: /s/ F B BASSETT
                                             ----------------------------------
                                             Name: F.B. Bassett
                                             Title: CFO


                                         AIL SYSTEMS INC.

                                         By: /s/ F B BASSETT
                                            ----------------------------------
                                             Name: F.B. Bassett
                                             Title: CFO



                                         CITIBANK, N.A., as Administrative Agent


                                         By: /s/ JASON QUINN
                                            ------------------------------------
                                             Name: Jason Quinn
                                             Title: Vice President

                                     CONSENT

     Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 8, 2002 hereby consents to and acknowledges the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

                                         AIL TECHNOLOGIES INC.

                                         AMERICAN NUCLEONICS CORPORATION

                                         DYNAMIC SYSTEMS, INC.

                                         EDO WESTERN CORPORATION

                                         EDO SPORTS INC.

                                         ASTRO OPTICS LABORATORY, INC.

                                         EDO INTERNATIONAL CORPORATION

                                         EDO ENERGY CORPORATION

                                         EDO AUTOMOTIVE NATURAL GAS INC.

                                         SPECIALTY PLASTICS, INC.

                                         EDO ACQUISITION II, INC.

                                         EDO RECONNAISSANCE AND SURVEILLANCE
                                         SYSTEMS, INC.

                                         M. TECHNOLOGIES, INC.

                                         EDO FOREIGN SALES CORPORATION


                                         By: /s/ F B BASSETT
                                             ----------------------------------
                                             Name: F.B. Bassett
                                             Title: CFO